OPPENHEIMER SENIOR FLOATING RATE FUND

Supplement dated February 26, 2010 to the current Prospectus and Statement of Additional Information

This supplement amends the current Prospectus and Statement of Additional Information of Oppenheimer Senior Floating Rate Fund (the “Fund”).

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund’s shareholders that the Fund convert from a closed-end investment company to an open-end investment company. Conversion of the Fund from a closed-end investment company to an open-end investment company (the “Conversion”) will provide shareholders with the ability to redeem their shares on a daily basis at net asset value, less applicable sales charge. Additionally, if the Conversion is approved, certain fundamental investment policies regarding quarterly repurchases that are currently in place would be eliminated.

The Conversion is conditioned upon, among other things, approval by the Fund’s shareholders. If approved by the shareholders, the Conversion is expected to take place on or about June 18, 2010.

February 26, 2010                                                                                           PS0291.033